PaineWebber Capital Appreciation Fund                              Annual Report


Performance at a Glance
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in PaineWebber Capital Appreciation Fund (A) and the S&P 400 Midcap Index.

                                  [LINE GRAPH]

                        S&P 400             PaineWebber
                     Midcap Index   Capital Appreciation Fund (A)
                     ------------   -----------------------------

7/31/92                 10000                    9550
12/31/92                10957                   10805
12/31/93                12241                   12545
12/31/94                11563                   12329
12/31/95                14866                   15097
12/31/96                17441                   15354
3/31/97                 17118                   16443


----------

Past performance is not predictive of future performance.
The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in difference classes.


--------------------------------------------------------------------------------
The graph depicts the performance of PaineWebber Capital Appreciation Fund (A) versus the S&P 400 Midcap Index. It is important to note PaineWebber Capital Appreciation Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
---------------------------

                                                         Commencement of
                                       Twelve Months       Operations
                                       Ended 3/31/97     Through 3/31/97+
                                       -------------     ----------------

% Return Without  |    Class A*            -0.2%             11.5%
Deducting Maximum |    Class B**           -1.0%             10.7%
Sales Charge      |    Class C***          -0.9%             13.0%

-------------------------------------------------------------------------

% Return After    |    Class A*            -4.7%             10.5%
Deducting Maximum |    Class B**           -6.0%             10.4%
Sales Charge      |    Class C***          -1.9%             13.0%


----------

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5.0% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C shares is 1.0% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
+ Commencement of operations was April 7, 1992, April 7, 1992 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
                 PaineWebber Capital Appreciation
                 Fund Profile

                 o    Goal:

                      Long-term capital appreciation

                 o    Portfolio Manager:

                      Todger Anderson/
                      Denver Investment Advisors LLC

                 o    Total Net Assets:

                      $236.2 million


                 o    Dividend Payments:

                      Annually
--------------------------------------------------------------------------------

Annual Report

--------------------------------------------------------------------------------
                                  [BAR CHART]

                              PAINWEBBBER CAPITAL
                               APPRECIATION FUND

                               Top Ten Holdings*
                             (% of net assets as of
                                March 31, 1997)


                       Oxford Health Plans, Inc.      5.3%
                       WorldCom Inc.                  4.9%
                       HFS Inc.                       3.2%
                       Dollar General Corporation     2.3%
                       Apache Corporation             2.2%
                       Loewen Group Inc.              2.0%
                       Consolidated Stores            2.0%
                       CUC International Inc.         1.9%
                       Oracle Corp.                   1.6%
                       Parker & Parsley Petroleum     1.6%


                          *Holdings subject to change
--------------------------------------------------------------------------------


                                                                    May 14, 1997

Dear Shareholder,

PaineWebber Capital Appreciation Fund's total return for the twelve months ended March 31, 1997, without deducting sales charges, was -0.2% for Class A shares, -1.0% for Class B shares and -0.9% for Class C shares. If you bought or sold the Fund during this time period and the effect of maximum sales charges is taken into account, the total return for this period was lower: -4.7% for Class A shares, -6.0% for Class B shares and -1.9% for Class C shares.

We're disappointed to report that the Fund's performance fell well short of the Russell Midcap Index, which returned 11.3% during the twelve months (keep in mind that the indexes are unmanaged, do not charge management fees or other expenses, and are not generally available for direct investment). Comparable mutual funds in the Lipper Capital Appreciation Average returned 5.0%.



The MarketPlace
--------------------------------------------------------------------------------

During the first quarter, the stock market (as measured by the S&P 500 index) turned in a lackluster performance after roaring out of the starting gate in January and February. Why the turnaround from last year's blistering pace? Investors, initially optimistic about the prospects for stocks in a moderate growth, low inflation economy, turned pessimistic as the Federal Reserve hinted it would raise short-term interest rates. When the move came, stock prices tumbled to their first 10% correction in years. However, the pessimism may have been short-lived. At this writing, following a string of benign economic reports, stocks had recovered all the ground they lost, and then some.


Portfolio Review
--------------------------------------------------------------------------------
     What Could Have Gone Better.

     The Fund emphasizes growth stocks (those with the potential to increase earnings more quickly than the general market) and that's the principal reason for our performance shortfall. The stock market's performance has not been even across the board. Value stocks (those whose prices are cheap considering their historic or true worth) handily outperformed growth

PaineWebber Capital Appreciation Fund                              Annual Report


issues (stocks of companies we expect will have above-average earning growth levels): The Russell Midcap Value Index returned 15.8% while the Russell Midcap Growth Index returned only 6.3%.

     Additionally, we don't own as many financial services stocks as are represented in the index (4% compared to 18%, respectively). Those stocks dominated the market for the second consecutive year with a return of about 30%; not owning them hurt our performance, especially compared to the index. We stand by this decision for the long haul, however, because it is consistent with our philosophy of sticking to stocks that we believe have above-average, long-term earnings growth prospects. In today's market, financial service companies tend to be value stocks; and they are cyclical in nature because their earnings are dependent on interest rates and the financial health of borrowers, which in turn depends on the state of the economy.

     We do own some financial service companies that meet our growth criterion and we will continue to look at others that may be able to limit the cyclicality of their earnings. At this point, we believe there is no hurry to add financial service stocks since the interest rate trend may have turned against them.


WHAT WORKED.

Despite our subpar performance, several of our stocks in a wide variety of industries were excellent performers during the 12 months ended March 31, 1997. At the top of the list was AES (1.5% of net assets on March 31, 1997). AES is an independent electric power producer which can very efficiently supply turbine-driven electricity using natural gas as fuel. The company has benefitted from deregulation in the utility industry and from growing power demand in developing countries. The stock rose 195% in the twelve months ended March 31, 1997.

     The Fund had several good performers in the retail category. Dollar General (2.3% of net assets) rose 69% as the company continued to expand its store base while producing increasing sales in existing stores. Dollar General has little competition in its market niche, which is small, general-merchandise stores serving low-income consumers. The stores provide value pricing and convenience to consumers who often lack transportation. Kohls (0.6% of net assets) is a midwestern chain of mini-department stores that carry only apparel and housewares. The number of departments is limited but the selection of goods is impressive and the prices are below those of department stores. Kohls' successful merchandising caused its stock to return 33% last year.

     Phillips Environmental (1.3% of net assets), a collector and recycler of metals, plastics and solvents expanded its operations rapidly during the year through acquisition of companies in related markets. As a result, the stock returned nearly 90% during the twelve months ended March 31, 1997.

Annual Report


Outlook
--------------------------------------------------------------------------------

     Looking ahead, we think the outlook for midcap stocks is excellent since they have performed worse than the S&P 500 Index and Dow Jones Industrial Average (two large-cap barometers) for the past several years. Historically, that pattern has been reversed. And the price/earnings ratio for many midcap stocks is low considering their potential earnings growth, a valuation that is especially attractive when compared to the high P/Es that investors have been paying for the slower growth potential of large stocks. At some point, we believe that investors who have concentrated on a handful of large companies will lock in their profits and move money into the relatively ignored small- and mid-cap segments of the market. This pattern has occurred many times in the past and we feel confident that history will repeat itself. Therefore, we are optimistic about the prospects for the PaineWebber Capital Appreciation Fund over the coming year. Of course, the return prospect for all stocks is dependent on the Federal Reserve making sure that inflation remains subdued while the economy continues to grow.


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,


/s/ Margo N. Lexander                            /s/ Todger Anderson

MARGO N. LEXANDER                                TODGER ANDERSON
President,                                       President
Mitchell Hutchins                                Denver Investment Advisors LLC
Asset Management Inc.
                                                 Portfolio Manager,
                                                 PaineWebber Capital
                                                 Appreciation Fund

PAINEWEBBER CAPITAL APPRECIATION FUND

PERFORMANCE RESULTS(unaudited)

                              NET ASSET VALUE              TOTAL RETURN1
                      -------------------------------  ------------------------
                      03/31/97   09/30/96   03/31/96      12 MONTHS   6 MONTHS
                                                            ENDED      ENDED
                                                           03/31/97   03/31/97

Class A Shares          $13.44  $17.18       $15.61         (0.21)%    (9.33)%
Class B Shares           13.59   17.41        15.88         (0.99)     (9.69)
Class C Shares           12.87   16.61        15.14         (0.91)     (9.68)


PERFORMANCE SUMMARY CLASS A SHARES

PERIOD COVERED         NET ASSET VALUE     CAPITAL
                      -----------------     GAINS        DIVIDENDS    TOTAL
                      BEGINNING  ENDING  DISTRIBUTED        PAID     RETURN1

04/07/92 - 12/31/92     $ 9.55  $10.50       --             --          9.95%
1993                     10.50   12.19       --             --         16.10
1994                     12.19   11.98       $0.0433        --         (1.36)
1995                     11.98   14.67        0.7480        --         28.79
1996                     14.67   14.92        2.3244        --         17.87
01/01/97 - 03/31/97      14.92   13.44       --             --         (9.92)
                                  Total:     $3.1157   $     0.0000
                              CUMULATIVE TOTAL RETURN AS OF 03/31/97:   72.17%


PERFORMANCE SUMMARY CLASS B SHARES

PERIOD COVERED         NET ASSET VALUE     CAPITAL
                      -----------------     GAINS        DIVIDENDS    TOTAL
                      BEGINNING  ENDING  DISTRIBUTED        PAID     RETURN1

04/07/92 - 12/31/92     $10.00  $10.93       --             --          9.30%
1993                     10.93   12.59       --             --         15.19
1994                     12.59   12.28       $0.0433        --         (2.03)
1995                     12.28   14.94        0.7480        --         27.73
1996                     14.94   15.11        2.3244        --         17.01
01/01/97 - 03/31/97      15.11   13.59       --             --        (10.06)
                                  Total:     $3.1157   $     0.0000
                              CUMULATIVE TOTAL RETURN AS OF 03/31/97:   65.80%



PERFORMANCE SUMMARY CLASS C SHARES

PERIOD COVERED         NET ASSET VALUE     CAPITAL
                      -----------------     GAINS        DIVIDENDS    TOTAL
                      BEGINNING  ENDING  DISTRIBUTED        PAID     RETURN1

07/02/92 - 12/31/92     $ 8.89  $10.46       --             --         17.66%
1993                     10.46   12.05       --             --         15.20
1994                     12.05   11.75       $0.0433        --         (2.13)
1995                     11.75   14.26        0.7480        --         27.82
1996                     14.26   14.31        2.3244        --         16.98
01/01/97 - 03/31/97      14.31   12.87       --             --        (10.06)
                                  Total:     $3.1157   $     0.0000
                              CUMULATIVE TOTAL RETURN AS OF 03/31/97:   78.39%


1 Figures assume reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.


The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS                                          MARCH 31, 1997

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------

COMMON STOCKS - 96.35%

AGRICULTURE, FOOD & BEVERAGE - 0.52%
   65,000  Richfood Holdings Incorporated..........   $  1,218,750
                                                      ------------
AIRLINES - 0.27%
   29,200  Comair Holdings Incorporated............        635,100
                                                      ------------
APPAREL, RETAIL - 0.84%
   12,100  Stein Mart Incorporated*................        344,850
   37,700  TJX Companies Incorporated..............      1,611,675
                                                      ------------
                                                         1,956,525
                                                      ------------
APPAREL, TEXTILES - 1.52%
   26,400  Jones Apparel Group Incorporated*.......        980,100
   60,450  Unifi Incorporated......................      1,843,725
   25,700  Warnaco Group Incorporated, Class A.....        764,575
                                                      ------------
                                                         3,588,400
                                                      ------------
CHEMICALS - 0.93%
   19,900  Cytec Industries Incorporated*..........        753,713
   32,300  Praxair Incorporated....................      1,449,462
                                                      ------------
                                                         2,203,175
                                                      ------------
COMPUTER HARDWARE - 1.85%
   19,600  Ascend Communications Incorporated*
             (1)...................................        798,700
   11,100  Cisco Systems Incorporated*.............        534,188
   38,000  Fore Systems*...........................        570,000
   22,000  Gateway 2000 Incorporated*..............      1,127,500
   27,500  Sun Microsystems Incorporated*..........        794,062
   12,100  Sync Research Incorporated*.............         38,002
   26,800  Xylan Corporation* (1)..................        515,900
                                                      ------------
                                                         4,378,352
                                                      ------------

COMPUTER SOFTWARE - 6.36%
   52,500  Cadence Design Systems Incorporated*....      1,804,687
   62,800  Electronic Arts Incorporated*...........      1,672,050
   22,050  Harbinger Corporation*..................        485,100
   35,750  Mcafee Associates Incorporated*.........      1,581,938
  100,250  Oracle Systems Corporation*.............      3,865,891
   66,100  Peoplesoft Incorporated*................      2,644,000
   19,900  Renaissance Solutions Incorporated*.....        502,475
   18,400  Security Dynamics Technology
             Incorporated*.........................        450,800
   69,600  Sterling Commerce Incorporated*.........      2,018,400
                                                      ------------
                                                        15,025,341
                                                      ------------

PAINEWEBBER CAPITAL APPRECIATION FUND

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------

COMMON STOCKS - (CONTINUED)

DIVERSIFIED RETAIL - 1.02%
   32,100  Kohls Corporation*......................   $  1,360,238
   36,600  Saks Holdings Incorporated* (1).........      1,052,250
                                                      ------------
                                                         2,412,488
                                                      ------------
DRUGS & MEDICINE - 4.88%
   55,900  Biochem Pharmaceuticals
             Incorporated* ........................      2,403,700
   43,800  Biogen Incorporated*....................      1,637,025
   68,000  Forest Labs Incorporated*...............      2,558,500
   30,000  Idec Pharmaceuticals Corporation*.......        714,375
   65,400  North American Vaccine Incorporated*
             (1) ..................................      1,316,175
   14,400  Vertex Pharmaceuticals Incorporated*....        579,600
   64,140  Watson Pharmaceuticals Incorporated* ...      2,293,005
                                                      ------------
                                                        11,502,380
                                                      ------------
ELECTRICAL POWER - 1.52%
   64,302  AES Corporation*........................      3,600,912
                                                      ------------

ENERGY RESERVES & PRODUCTION - 5.53%
   58,600  Anadarko Petroleum Corporation..........      3,288,925
  157,000  Apache Corporation......................      5,259,500
   30,100  Chesapeake Energy Corporation* (1)......        628,337
  132,100  Parker & Parsley Petroleum Company......      3,896,950
                                                      ------------
                                                        13,073,712
                                                      ------------
ENTERTAINMENT - 0.27%
   17,700  MGM Grand Incorporated*.................        641,625
                                                      ------------
ENVIRONMENTAL SERVICES - 5.57%

   34,700  Culligan Water Technologies
             Incorporated*.........................      1,357,637
   39,900  Ionics Incorporated*....................      1,850,363
   26,200  Newpark Resources Incorporated*.........      1,146,250
  202,000  Philip Environmental Incorporated*......      3,055,250
   20,400  Republic Industries Incorporated*.......        707,625
   51,200  United States Filter Corporation* (1)...      1,580,800
   97,600  USA Waste Services Incorporated*........      3,464,800
                                                      ------------
                                                        13,162,725
                                                      ------------
FINANCIAL SERVICES - 1.24%
   18,600  Credit Acceptance Corporation*..........        330,150
   62,266  Mutual Risk Management Limited..........      2,257,142
   59,300  World Acceptance Corporation*...........        333,563
                                                      ------------
                                                         2,920,855
                                                      ------------
FREIGHT, AIR, SEA, LAND - 0.32%
   28,800  US Freightways Corporation..............        745,200
                                                      ------------

PAINEWEBBER CAPITAL APPRECIATION FUND

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------

COMMON STOCKS - (CONTINUED)

HOTELS - 3.94%
   19,100  Four Seasons Hotels Incorporated*.......   $    439,300
  126,300  HFS Incorporated*.......................      7,435,912
   91,700  Prime Hospitality Corporation* (1)......      1,432,813
                                                      ------------
                                                         9,308,025
                                                      ------------

HOUSEHOLD PRODUCTS - 0.92%
   64,700  Newell Company..........................      2,167,450
                                                      ------------
INDUSTRIAL SERVICE/SUPPLIES - 1.00%
   39,300  Ikon Office Solutions Incorporated......      1,316,550
   19,100  MSC Industrial Direct Incorporated,
             Class A*..............................        556,288
   31,300  Wilmar Industries Incorporated*.........        485,150
                                                      ------------
                                                         2,357,988
                                                      ------------
INFORMATION & COMPUTER SERVICES - 3.16%
   39,800  A.C. Nielson Corporation*...............        597,000
   46,300  American Management Systems
             Incorporated*.........................      1,018,600
   24,000  Concord EFS Incorporated*...............        450,000
   41,200  HBO & Company...........................      1,957,000
   89,900  Medaphis Corporation*...................        921,475
   25,200  National Techteam Incorporated*.........        390,600
   19,300  Precision Response Corporation*.........        455,962
   44,550  Technology Solutions Company*...........      1,230,694
   34,700  West Teleservices Corporation*..........        446,763
                                                      ------------
                                                         7,468,094
                                                      ------------
LEISURE - 0.72%
   59,400  Callaway Golf Company...................      1,700,325
                                                      ------------
LONG DISTANCE & PHONE COMPANIES - 5.64%
   33,900  ICG Communications Incorporated*........        385,612
   24,200  Intermedia Communications of Florida
             Incorporated*.........................        402,325
   37,400  Teleport Communications Group
             Incorporated*.........................        860,200
  530,992  WorldCom Incorporated* (1)..............     11,681,824
                                                      ------------
                                                        13,329,961
                                                      ------------
MANUFACTURING - GENERAL - 0.25%
   26,800  Greenfield Industries Incorporated......        586,250
                                                      ------------

PAINEWEBBER CAPITAL APPRECIATION FUND

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------

COMMON STOCKS - (CONTINUED)


MANUFACTURING - HIGH TECHNOLOGY - 2.96%
   42,700  ADC Telecommunications Incorporated*....   $  1,147,562
   16,500  Adtran Incorporated*....................        412,500
   24,400  KLA Instruments Corporation*............        890,600
   22,200  Pairgain Technologies Incorporated*.....        657,675
    4,200  QualComm Incorporated*..................        236,775
   37,600  SCI Systems Incorporated*...............      1,903,500
   24,900  Solectron Corporation*..................      1,248,112
    4,600  Tellabs Incorporated*...................        166,175
    6,100  United States Robotics Corporation*.....        337,788
                                                      ------------
                                                         7,000,687
                                                      ------------
MEDIA - 3.02%
   24,400  CKS Group Incorporated* (1).............        512,400
  125,750  Home Shopping Network Incorporated*.....      3,159,469
  123,900  Westwood One Incorporated*..............      2,292,150
   66,338  Westinghouse Electric Corporation.......      1,177,500
                                                      ------------
                                                         7,141,519
                                                      ------------
MEDICAL PRODUCTS - 2.38%
   28,400  Arrow International Incorporated........        859,100
   20,400  Guidant Corporation.....................      1,254,600
   33,600  Idexx Labs Incorporated*................        470,400
   34,100  Physio-Control International*...........        473,137
   22,000  Sola International Incorporated*........        508,750
   74,300  Sybron International Corporation*.......      2,061,825
                                                      ------------
                                                         5,627,812
                                                      ------------
MEDICAL PROVIDERS - 12.11%
   36,900  Access Health Incorporated*.............        530,438
   82,100  Genesis Health Ventures
             Incorporated* (1).....................      2,565,625
   89,187  Health Management Associates
             Incorporated*.........................      2,118,191
   50,600  HEALTHSOUTH Corporation*................        967,725
  151,100  Loewen Group Incorporated...............      4,816,312

  214,000  Oxford Health Plans Incorporated*.......     12,545,750
   39,700  Pediatrix Medical Group*................      1,305,137
   99,675  Phycor Incorporated*....................      2,716,144
   34,300  Total Renal Care Holdings
             Incorporated*.........................      1,041,863
                                                      ------------
                                                        28,607,185
                                                      ------------
MOTOR VEHICLES & PARTS - 0.98%
   77,200  Gentex Corporation*.....................      1,524,700
   19,200  OEA Incorporated........................        801,600
                                                      ------------
                                                         2,326,300
                                                      ------------

PAINEWEBBER CAPITAL APPRECIATION FUND

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------

COMMON STOCKS - (CONTINUED)

OIL SERVICES - 6.32%
   48,600  BJ Services Company*....................   $  2,326,725
    2,200  Camco International Incorporated........         96,800
   55,900  Falcon Drilling*........................      2,068,300
   95,600  Nabors Industries Incorporated*.........      1,864,200
  106,300  Noble Drilling Corporation*.............      1,833,675
   27,300  Production Operators Corporation........      1,545,863
   75,700  Reading & Bates Corporation*............      1,712,712
   32,600  Tidewater Incorporated..................      1,499,600
   35,200  Transocean Offshore Incorporated........      1,975,600
                                                      ------------
                                                        14,923,475
                                                      ------------
OTHER INSURANCE - 2.23%
   19,400  Executive Risk Incorporated.............        899,675
   47,738  Frontier Insurance Group Incorporated...      2,076,603
   32,300  MGIC Investment Corporation.............      2,285,225
                                                      ------------
                                                         5,261,503
                                                      ------------
PUBLISHING - 2.33%
   14,800  Apollo Group Incorporated*..............        362,600
  166,800  National Education Corporation*.........      2,105,850
   61,250  Sylvan Learning Systems Incorporated*...      1,515,937
   37,500  Tribune Company.........................      1,518,750
                                                      ------------
                                                         5,503,137
                                                      ------------
RESTAURANTS - 0.25%
   26,000  Lone Star Steakhouse & Saloon*..........        594,750
                                                      ------------
SECURITIES & ASSET MANAGEMENT - 0.81%
   60,000  Charles Schwab Corporation..............      1,912,500
                                                      ------------

SEMICONDUCTOR - 2.76%
   25,200  Applied Materials Incorporated*.........      1,168,650
   15,300  ETEC Systems Incorporated*..............        483,863
   14,100  Lattice Semiconductor Corporation*......        645,075
   26,400  Maxim Integrated Productions
             Incorporated*.........................      1,277,100
   28,200  Microchip Technology Incorporated*......        846,000
   36,900  Uniphase Corporation*...................      1,365,300
   15,000  Xilinx Incorporated*....................        731,250
                                                      ------------
                                                         6,517,238
                                                      ------------

PAINEWEBBER CAPITAL APPRECIATION FUND

NUMBER OF
 SHARES                                                  VALUE
---------                                             ------------

COMMON STOCKS - (CONTINUED)

SPECIALTY RETAIL - 10.36%
   81,800  Bed, Bath & Beyond Incorporated*........   $  1,978,537
  131,900  Consolidated Stores Corporation*........      4,649,475
  195,818  CUC International Incorporated*.........      4,405,905
   32,400  CVS Corporation* (1)....................      1,494,450
  177,071  Dollar General Corporation..............      5,533,469
   89,700  Lowe's Companies Incorporated...........      3,352,537
  101,800  Pier 1 Imports Incorporated.............      1,794,225
   69,300  Zale Corporation*.......................      1,273,388
                                                      ------------
                                                        24,481,986
                                                      ------------
WIRELESS TELECOMMUNICATIONS - 1.57%
   32,925  Brightpoint Incorporated*...............        535,031
   30,900  Nokia Corporation ADR (1)...............      1,799,925
  107,000  Paging Network Incorporated*............        869,375
   25,700  Premiere Technologies Incorporated*.....        497,937
                                                      ------------
                                                         3,702,268
                                                      ------------
Total Common Stocks (cost - $171,721,518)..........    227,583,993
                                                      ------------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES
LOANED - 4.58%
MONEY MARKET FUNDS - 4.58%
9,275,804  Liquid Assets Portfolio.................      9,275,804
1,551,998  TempCash Portfolio......................      1,551,998
                                                      ------------
Total Investments of Cash Collateral for Securities
Loaned (cost - $10,827,802)........................     10,827,802
                                                      ------------

 PRINCIPAL
  AMOUNT                                                                       MATURITY           INTEREST
   (000)                                                                        DATES              RATES               VALUE
-----------                                                                  ------------       ------------       -------------
REPURCHASE AGREEMENTS - 5.98%
     $8,169  Repurchase Agreement dated 03/31/97 with State Street Bank
               & Trust Company, collateralized by $8,334,739 U.S.
               Treasury Bonds, 7.500% due 11/15/16; proceeds:
               $8,170,135..............................................        04/01/97            5.000%             8,169,000
      5,954  Repurchase Agreement dated 03/31/97 with Union Bank of
               Switzerland, collateralized by $6,073,080 U.S. Treasury
               Notes, 6.875% due 05/15/06; proceeds: $5,955,058 (2)....        04/01/97            6.400              5,954,000
                                                                                                                   ------------

Total Repurchase Agreements (cost - $14,123,000).......................                                             14,123,000
                                                                                                                   ------------
Total Investments (cost - $196,672,320) - 106.91%......................                                            252,534,795

Liabilities in excess of other assets - (6.91%)........................                                             (16,320,887)
                                                                                                                   ------------
Net Assets - 100.00%...................................................                                            $236,213,908
                                                                                                                   ------------
                                                                                                                   ------------

------------
*      Non-Income producing security
ADR    American Depositary Receipt
(1)    Security, or portion thereof, was loaned out at March 31, 1997.
(2) Security, or portion thereof represents investment of cash collateral for securities loaned at March 31, 1997.

PAINEWEBBER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 1997

ASSETS

Investments, at value (cost - $196,672,320)...........................................................   $252,534,795
Cash..................................................................................................          1,067
Receivable for investments sold.......................................................................      1,606,903
Receivable for shares of beneficial interest sold.....................................................         89,002
Dividends and interest receivable.....................................................................        132,227
Deferred organizational expenses......................................................................            650
Other assets..........................................................................................         31,147
                                                                                                         ------------
Total assets..........................................................................................    254,395,791
                                                                                                         ------------

LIABILITIES

Payable for shares of beneficial interest repurchased.................................................        532,663
Payable for investments purchased.....................................................................        280,453
Collateral for securities loaned......................................................................     16,769,400
Payable to affiliates.................................................................................        391,997
Accrued expenses and other liabilities................................................................        207,370
                                                                                                         ------------
Total liabilities.....................................................................................     18,181,883
                                                                                                         ------------

NET ASSETS

Beneficial interest shares of $0.001 par value outstanding (unlimited amount authorized)..............    160,369,447
Accumulated undistributed net investment income.......................................................            629
Accumulated undistributed net realized gains from investments.........................................     19,981,357
Net unrealized appreciation of investments............................................................     55,862,475
                                                                                                         ------------
Net assets............................................................................................   $236,213,908
                                                                                                         ------------
                                                                                                         ------------
CLASS A:

Net assets............................................................................................   $ 76,909,379
                                                                                                         ------------
Shares outstanding....................................................................................      5,722,388
                                                                                                         ------------
Net asset and redemption value per share..............................................................         $13.44
                                                                                                         ------------
                                                                                                         ------------
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price).......         $14.07
                                                                                                         ------------
                                                                                                         ------------

CLASS B:

Net assets............................................................................................   $134,494,950
                                                                                                         ------------
Shares outstanding....................................................................................      9,897,015
                                                                                                         ------------
Net asset value and offering price per share..........................................................         $13.59
                                                                                                         ------------
                                                                                                         ------------

CLASS C:

Net assets............................................................................................   $ 24,809,579
                                                                                                         ------------
Shares outstanding....................................................................................      1,928,064
                                                                                                         ------------
Net asset value and offering price per share..........................................................         $12.87
                                                                                                         ------------
                                                                                                         ------------

PAINEWEBBER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS

                                                                                                       FOR THE YEAR
                                                                                                          ENDED
                                                                                                      MARCH 31, 1997
                                                                                                      --------------
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $7,867).............................................    $    668,525
Interest...........................................................................................         418,052
                                                                                                      --------------
                                                                                                          1,086,577
                                                                                                      --------------

EXPENSES:

Investment advisory and administration fees........................................................       2,684,390
Service fees--Class A..............................................................................         207,015
Service and distribution fees--Class B.............................................................       1,570,953
Service and distribution fees--Class C.............................................................         285,378
Transfer agency and service fees...................................................................         243,107
Reports and notices to shareholders................................................................         219,739
Custody and accounting.............................................................................         164,451
Legal and audit....................................................................................         108,892
Federal and state registration fees................................................................         106,504
Amortization of organizational expenses............................................................          47,772
Trustees' fees and expenses........................................................................          15,750
Other expenses.....................................................................................          58,475
                                                                                                      --------------
                                                                                                          5,712,426
                                                                                                      --------------

NET INVESTMENT LOSS................................................................................      (4,625,849)
                                                                                                      --------------

REALIZED AND UNREALIZED GAINS/LOSSES FROM INVESTMENT TRANSACTIONS:

Net realized gains from investment transactions....................................................      43,647,978
Net change in unrealized appreciation/depreciation of investments..................................     (39,065,630)
                                                                                                      --------------

NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS.....................................       4,582,348
                                                                                                      --------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................    $    (43,501)
                                                                                                      --------------
                                                                                                      --------------


PAINEWEBBER CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        FOR THE YEARS ENDED
                                                                                             MARCH 31,
                                                                                     --------------------------
                                                                                         1997          1996
                                                                                     ------------  ------------
FROM OPERATIONS:

Net investment loss................................................................  $(4,625,849)  $(4,034,597)
Net realized gains from investment transactions....................................   43,647,978    26,600,960
Net change in unrealized appreciation/depreciation of investments..................  (39,065,630)   36,304,231
                                                                                     ------------  ------------
Net increase (decrease) in net assets resulting from operations....................      (43,501)   58,870,594
                                                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gains from investment transactions--Class A...........................  (11,486,154)   (3,552,293)
Net realized gains from investment transactions--Class B...........................  (21,420,626)   (7,311,218)
Net realized gains from investment transactions--Class C...........................   (4,124,987)   (1,289,431)
                                                                                     ------------  ------------
                                                                                     (37,031,767)  (12,152,942)
                                                                                     ------------  ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from the sale of shares...............................................   49,527,172    47,945,159
Cost of shares repurchased.........................................................  (72,555,703)  (71,953,763)
Proceeds from dividends reinvested.................................................   35,137,523    11,502,971
                                                                                     ------------  ------------
Net increase (decrease) in net assets derived from beneficial interest
  transactions.....................................................................   12,108,992   (12,505,633)
                                                                                     ------------  ------------
Net increase (decrease) in net assets..............................................  (24,966,276)   34,212,019

NET ASSETS:

Beginning of period................................................................  261,180,184   226,968,165
                                                                                     ------------  ------------
End of period...................................................................... $236,213,908  $261,180,184
                                                                                     ------------  ------------
                                                                                     ------------  ------------


                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Capital Appreciation Fund (the 'Fund') is a diversified series of PaineWebber Managed Assets Trust (the 'Trust'), which was organized as a business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated August 9, 1991 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ('1940 Act'), as an open-end management investment company. Organizational costs have been deferred and are being amortized using the straight-line method over a period not to exceed 60 months from the date the Fund commenced operations.

   Currently, the Fund offers Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding dividend reinvested shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Denver Investment Advisors, LLC, the sub-adviser of the Fund ('Sub-Adviser'), as the primary market. Securities traded in the over-the-counter ('OTC') market and listed on The Nasdaq Stock Market, Inc. ('Nasdaq') are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to the time of valuation. The amortized cost method of valuation, which approximates market value, is used to value short-term debt instruments with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint

NOTES TO FINANCIAL STATEMENTS

              repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins').

                 Investment Transactions and Investment Income--Investment
              transactions are recorded on trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

                 Income, expenses (excluding class-specific expenses) and
              realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

                 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment;

              temporary differences do not require reclassification.

              CONCENTRATION OF RISK

                 Investing in securities of medium-sized and smaller companies entails greater market volatility and risks of adverse financial developments than is the case for securities of larger companies. In addition, the Fund's ability to invest in U.S. dollar-denominated foreign equity securities and ability to use options and futures contracts also entail special risks.

              INVESTMENT ADVISER AND ADMINISTRATOR

                 The Fund has an Investment Advisory and Administration Contract
              ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. At March 31, 1997, the Fund owed Mitchell Hutchins $214,998 in investment advisory and administration fees.

                 Under a separate contract, Mitchell Hutchins (not the Fund)
              pays the Sub-Adviser a monthly fee in an amount equal to 50% of the fee paid to Mitchell Hutchins under the Advisory Contract.

                 During the year ended March 31, 1997 the Fund paid $350 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

              SECURITIES LENDING

                 The Fund may lend up to 33 1/3% of its total assets to
              qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted

NOTES TO FINANCIAL STATEMENTS

accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber Global

Security Lending, a wholly owned subsidiary of PaineWebber, who received no compensation from the Fund for the year ended March
31, 1997.

   As of March 31, 1997, the Fund's custodian held cash and cash equivalents having an aggregate value of $16,769,400 as collateral for portfolio securities loaned having a market value of $15,281,062.

DISTRIBUTION PLANS

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, each class of shares of the Fund pay Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At March 31, 1997, the Fund owed Mitchell Hutchins $169,748 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that, for the year ended March 31, 1997, it earned approximately $371,000 in sales charges from the Fund.

TRANSFER AGENCY SERVICE FEES

   The Fund pays PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account for certain services not provided by the Fund's transfer agent. For these services for the year ended March 31, 1997, PaineWebber earned $89,240 from the Fund. At March 31, 1997, the Fund owed PaineWebber $7,251 for transfer agency service fees.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at March 31, 1997, was substantially the same as the cost of securities for financial statement purposes.

   At March 31, 1997, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)...        $ 68,502,371
Gross depreciation (investments having an excess of cost over value)...         (12,639,896)
                                                                               ------------
Net unrealized appreciation of investments.............................        $ 55,862,475
                                                                               ------------
                                                                               ------------

   For the year ended March 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $145,469,904 and $182,404,967, respectively.

NOTES TO FINANCIAL STATEMENTS

              FEDERAL TAX STATUS

                 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

                 To reflect reclassifications arising from permanent 'book/tax'
              differences for the year ended March 31, 1997, the Fund's accumulated net investment loss was reduced by $4,626,478 and beneficial interest was reduced by $4,626,478.

              SHARES OF BENEFICIAL INTEREST

                 There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                          CLASS A                     CLASS B                    CLASS C
YEAR ENDED        ------------------------   -------------------------   ------------------------
MARCH 31, 1997:     SHARES       AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                  ----------   -----------   ----------   ------------   ----------   -----------
Shares sold.....   1,503,465   $24,453,506      836,560   $ 13,630,373      750,047   $11,443,293
Shares
  repurchased...  (1,739,943)  (28,153,504)  (1,892,839)   (30,262,849)    (929,189)  (14,139,350)
Dividends and
  distributions
  reinvested....     750,634    10,974,277    1,361,871     20,169,309      284,672     3,993,937
Shares converted
  from Class B
  to Class A....     303,527     4,759,952     (299,572)    (4,759,952)      --           --
                  ----------   -----------   ----------   ------------   ----------   -----------
Net increase
  (decrease)....     817,683   $12,034,231        6,020   $ (1,223,119)     105,530   $ 1,297,880
                  ----------   -----------   ----------   ------------   ----------   -----------
                  ----------   -----------   ----------   ------------   ----------   -----------
YEAR ENDED
MARCH 31, 1996:
Shares sold.....     730,390   $10,497,557    1,605,219   $ 23,592,780      991,579   $13,854,822
Shares
  repurchased...  (1,026,858)  (14,663,492)  (2,732,552)   (39,817,740)  (1,250,272)  (17,472,531)
Dividends and
  distributions
  reinvested....     234,863     3,396,117      465,533      6,861,967       88,541     1,244,887
Shares converted
  from Class B
  to Class A....      72,828     1,019,696      (70,854)    (1,019,696)      --           --
                  ----------   -----------   ----------   ------------   ----------   -----------
Net increase
  (decrease)....      11,223   $   249,878     (732,654)  $(10,382,689)    (170,152)  $(2,372,822)
                  ----------   -----------   ----------   ------------   ----------   -----------
                  ----------   -----------   ----------   ------------   ----------   -----------

                      This Page Intentionally Left Blank.

PAINEWEBBER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                         CLASS A
                                                          ----------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED
                                                                              MARCH 31,                         FOR THE PERIOD
                                                          -------------------------------------------------     APRIL 7, 1992+
                                                           1997          1996          1995          1994      TO MARCH 31, 1993
                                                          -------       -------       -------       -------    -----------------
Net asset value, beginning of period...................   $ 15.61       $ 12.81       $ 11.65       $ 10.53         $  9.55
                                                          -------       -------       -------       -------         -------
Net investment loss....................................     (0.17)        (0.16)        (0.09)        (0.09)          (0.06)
Net realized and unrealized gains from investments.....      0.32          3.71          1.29          1.21            1.04
                                                          -------       -------       -------       -------         -------
Total increase from investment operations..............      0.15          3.55          1.20          1.12            0.98
                                                          -------       -------       -------       -------         -------
Distributions from net realized gains from
  investments..........................................     (2.32)        (0.75)        (0.04)        --            --
                                                          -------       -------       -------       -------         -------
Net asset value, end of period.........................   $ 13.44       $ 15.61       $ 12.81       $ 11.65         $ 10.53
                                                          -------       -------       -------       -------         -------
                                                          -------       -------       -------       -------         -------
Total investment return (1)............................     (0.21)%       28.16%        10.36%        10.64%          10.26%
                                                          -------       -------       -------       -------         -------
                                                          -------       -------       -------       -------         -------
Ratios/Supplemental Data:
  Net assets, end of period (000's)....................   $76,909       $76,558       $62,673       $58,523         $48,582
  Expenses to average net assets.......................      1.60%         1.58%         1.58%         1.54%           1.72%*
  Net investment loss to average net assets............     (1.20)%       (1.11)%       (0.79)%       (0.84)%         (0.78)%*
  Portfolio turnover...................................        56%           57%           42%           60%             51%
  Average commission rate paid (2).....................   $0.0475         --            --            --            --

                                      20


PAINEWEBBER CAPITAL APPRECIATION FUND


                                                                                           CLASS B
                                                           -----------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED
                                                                              MARCH 31,                          FOR THE PERIOD
                                                           -----------------------------------------------       APRIL 7, 1992+
                                                             1997         1996         1995         1994        TO MARCH 31, 1993
                                                           --------     --------     --------     --------     -------------------
Net asset value, beginning of period...................    $  15.88     $  13.11     $  12.02     $  10.94          $   10.00
                                                           --------     --------     --------     --------           --------
Net investment loss....................................       (0.31)       (0.29)       (0.20)       (0.17)             (0.11)
Net realized and unrealized gains from investments.....        0.34         3.81         1.33         1.25               1.05
                                                           --------     --------     --------     --------           --------
Total increase from investment operations..............        0.03         3.52         1.13         1.08               0.94
                                                           --------     --------     --------     --------           --------
Distributions from net realized gains from
  investments..........................................       (2.32)       (0.75)       (0.04)       --               - -
                                                           --------     --------     --------     --------           --------
Net asset value, end of period.........................    $  13.59     $  15.88     $  13.11     $  12.02          $   10.94
                                                           --------     --------     --------     --------           --------
                                                           --------     --------     --------     --------           --------
Total investment return (1)............................       (0.99)%      27.28%        9.46%        9.87%              9.40%
                                                           --------     --------     --------     --------           --------
                                                           --------     --------     --------     --------           --------
Ratios/Supplemental Data:
  Net assets, end of period (000's)....................    $134,495     $157,021     $139,302     $133,828          $ 105,490
  Expenses to average net assets.......................        2.36%        2.34%        2.34%        2.30%              2.49%*
  Net investment loss to average net assets............       (1.95)%      (1.87)%      (1.56)%      (1.60)%            (1.55)%*
  Portfolio turnover...................................          56%          57%          42%          60%                51%
  Average commission rate paid (2).....................    $ 0.0475        --           --           --                 --

                                                                                     CLASS C
                                                          --------------------------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                           MARCH 31,                     FOR THE PERIOD
                                                          -------------------------------------------     JULY 2, 1992#
                                                           1997        1996        1995        1994     TO MARCH 31, 1993
                                                          -------     -------     -------     -------   -----------------
Net asset value, beginning of period...................   $ 15.14     $ 12.54     $ 11.50     $ 10.47        $  8.89
                                                          -------     -------     -------     -------        -------
Net investment loss....................................     (0.29)      (0.27)      (0.19)      (0.10)         (0.05)
Net realized and unrealized gains from investments.....      0.34        3.62        1.27        1.13           1.63
                                                          -------     -------     -------     -------        -------
Total increase from investment operations..............      0.05        3.35        1.08        1.03           1.58
                                                          -------     -------     -------     -------        -------
Distributions from net realized gains from
  investments..........................................     (2.32)      (0.75)      (0.04)      --           --
                                                          -------     -------     -------     -------        -------
Net asset value, end of period.........................   $ 12.87     $ 15.14     $ 12.54     $ 11.50        $ 10.47
                                                          -------     -------     -------     -------        -------
                                                          -------     -------     -------     -------        -------
Total investment return (1)............................     (0.91)%     27.16%       9.45%       9.84%         17.77%
                                                          -------     -------     -------     -------        -------
                                                          -------     -------     -------     -------        -------
Ratios/Supplemental Data:
  Net assets, end of period (000's)....................   $24,810     $27,601     $24,993     $29,884        $13,806
  Expenses to average net assets.......................      2.37%       2.36%       2.35%       2.28%          2.31%*
  Net investment loss to average net assets............     (1.97)%     (1.89)%     (1.57)%     (1.58)%        (1.53)%*
  Portfolio turnover...................................        56%         57%         42%         60%            51%
  Average commission rate paid (2).....................   $0.0475       --          --          --             --

------------------
    *  Annualized
    +  Commencement of operations
    #  Commencement of offering of shares
  (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
  (2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

PAINEWEBBER CAPITAL APPRECIATION FUND

              REPORT OF INDEPENDENT AUDITORS

              The Board of Trustees and Shareholders of
              PaineWebber Capital Appreciation Fund

                 We have audited the accompanying statement of assets and
              liabilities of PaineWebber Capital Appreciation Fund (sole portfolio constituting the PaineWebber Managed Assets Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and financial
              highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Capital Appreciation Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP


              New York, New York
              May 13, 1997

PAINEWEBBER CAPITAL APPRECIATION FUND

TAX INFORMATION (unaudited)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (March 31, 1997) as to federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid by the Fund during the year were derived from long-term capital gains and are taxable as capital gain net income. Additionally, none of these distributions qualify for the dividends received deduction available to corporate shareholders.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

   Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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                                      24

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                                      25

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                                      26

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

E. Garrett Bewkes, Jr.                  Meyer Feldberg
Chairman
                                        George W. Gowen
Margo N. Alexander
                                        Frederic V. Malek
Richard Q. Armstrong
                                        Carl W. Schafer
Richard R. Burt

Mary C. Farrell



PRINCIPAL OFFICERS

Margo N. Alexander                      Julian F. Sluyters
President                               Vice President and Treasurer

Victoria E. Schonfeld                   Todger Anderson
Vice President                          Vice President

Dianne E. O'Donnell
Vice President and Secretary



INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019



SUB-ADVISOR

Denver Investment Advisors, LLC
1225 17th St., 26th Floor
Denver, CO 80202

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

PaineWebber offers a family of 22 funds which encompass a diversified range of investment goals.

                    Bond Funds

                    o High Income Fund
                    o Investment Grade Income Fund
                    o Low Duration U.S. Government Income Fund
                    o Strategic Income Fund
                    o U.S. Government Income Fund

                    Tax-Free Bond Funds

                    o California Tax-Free Income Fund
                    o Municipal High Income Fund
                    o National Tax-Free Income Fund
                    o New York Tax-Free Income Fund

                    Stock Funds

                    o Capital Appreciation Fund
                    o Financial Services Growth Fund
                    o Growth Fund
                    o Growth and Income Fund
                    o Small Cap Fund
                    o Utility Income Fund

                    Asset Allocation Funds

                    o Balanced Fund
                    o Tactical Allocation Fund

                    Global Funds

                    o Asia Pacific Growth Fund
                    o Emerging Markets Equity Fund
                    o Global Equity Fund
                    o Global Income Fund

                    PaineWebber Money Market Fund

                                  PaineWebber
                      (c) 1997  PaineWebber Incorporated
                                  Member SIPC




                                  PaineWebber

                           Capital Appreciation Fund

                                 Annual Report


                                 March 31, 1997